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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): November 30, 2006


                         GS Mortgage Securities Corp.
             (as depositor for the GSAA Home Equity Trust 2006-18
                formed pursuant to a Master Servicing and Trust
                  Agreement, relating to the GSAA Home Equity
           Trust 2006-18, Asset-Backed Certificates, Series 2006-18)
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                    333-132809-36              13-3387389
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

   85 Broad Street, New York, New York                             10004
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(Address of Principal Executive Offices)                         (Zip Code)

                                (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events.

Item 8.01. Other Events.

      On November 30, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of November 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company ("Deutsche Bank"), as trustee and as a custodian, The Bank of New York Trust Company, National Association ("BNY") and U.S. Bank National Association ("U.S. Bank"), each as a custodian and Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer, securities administrator and as a custodian of GSAA Home Equity Trust 2006-18, Asset-Backed Certificates, Series 2006-18 (the "Certificates"), issued in fifteen classes. The Class AV-1, Class AF-2A, Class AF-2B, Class AF-3A, Class AF-3B, Class AF-4A, Class AF-4B, Class AF-5A, Class AF-5B, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of November 1, 2006 of $505,592,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of November 28, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

      On November 30, 2006, the Company entered into the GSAA Home Equity Trust 2006-18, Asset-Backed Certificates, Series 2006-18, Bulk Primary First Lien Mortgage Insurance Policy No. 22803-0004-0, PMI Bulk Deal No.: 2006-0992 (the "Primary Mortgage Insurance Policy") issued in the name of Deutsche Bank, as Trustee on behalf of the Trust. The Primary Mortgage Insurance Policy is annexed hereto as Exhibit 99.2

      On November 30, 2006, the Company entered into an Assignment Agreement (the "FNBN Step 1 Assignment Agreement") dated as of November 30, 2006, among First National Bank of Nevada ("FNBN"), the Company and Goldman Sachs Mortgage Company ("GSMC"). The FNBN Step 1 Assignment Agreement is annexed hereto as
Exhibit 99.3.

      On November 30, 2006, the Company, entered into an Assignment Agreement (the "FNBN Step 2 Assignment Agreement") dated as of November 30, 2006, among the Company, FNBN, Deutsche Bank and Wells Fargo. The FNBN Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

      On November 30, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of November 30, 2006, among Avelo Mortgage, L.L.C. ("Avelo"), the Company and GSMC. The Avelo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On November 30, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 2 Assignment Agreement") dated as of November 30, 2006, among the Company, Avelo, Deutsche Bank and Wells Fargo. The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

      On November 30, 2006, the Company entered into an Assignment Agreement (the "GreenPoint Step 1 Assignment Agreement") dated as of November 30, 2006, among GreenPoint Mortgage Funding, Inc. ("GreenPoint"), the Company and GSMC. The GreenPoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

      On November 30, 2006, the Company entered into an Assignment Agreement (the "GreenPoint Step 2 Assignment Agreement") dated as of November 30, 2006, among the Company, GreenPoint, Deutsche Bank and Wells Fargo. The GreenPoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.

      On November 30, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 1 Assignment Agreement") dated as of November 30, 2006, among Wells Fargo Bank, National Association ("Wells Fargo"), the Company and GSMC. The Wells Fargo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.9.

      On November 30, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 2 Assignment Agreement") dated as of November 30, 2006, among the Company, Wells Fargo, Deutsche Bank and Wells Fargo. The Wells Fargo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.10.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

      Not applicable.

(b)   Pro forma financial information:

      Not applicable.

(c)   Exhibits:

Exhibit 99.1 Master Servicing and Trust Agreement, dated as of November 1, 2006, among GS Mortgage Securities Corp., as depositor, Deutsche Bank, as trustee and as a custodian, U.S. Bank and BNY, each as a custodian and Wells Fargo as Master Servicer, securities administrator and as a custodian.

Exhibit 99.2 Primary Mortgage Insurance Policy, dated as of November 30, 2006, issued in the name of Deutsche Bank, as Trustee on behalf of the Trust.

Exhibit 99.3 FNBN Step 1 Assignment Agreement, dated as of November 30, 2006, among FNBN, GSMC and the Company.

Exhibit 99.4 FNBN Step 2 Assignment Agreement, dated as of November 30, 2006, among the Company, FNBN, Deutsche Bank and Wells Fargo.

Exhibit 99.5 Avelo Step 1 Assignment Agreement, dated as of November 30, 2006, among Avelo, GSMC and the Company.

Exhibit 99.6 Avelo Step 2 Assignment Agreement, dated as of November 30, 2006, among the Company, Avelo, Deutsche Bank and Wells Fargo.

Exhibit 99.7 GreenPoint Step 1 Assignment Agreement, dated as of November 30, 2006, among GreenPoint, GSMC and the Company.

Exhibit 99.8 GreenPoint Step 2 Assignment Agreement, dated as of November 30, 2006, among the Company, GreenPoint, Deutsche Bank and Wells Fargo.

Exhibit 99.9 Wells Fargo Step 1 Assignment Agreement, dated as of November 30, 2006, among Wells Fargo, GSMC and the Company.

Exhibit 99.10 Wells Fargo Step 2 Assignment Agreement, dated as of November 30, 2006, among the Company, Wells Fargo, Deutsche Bank and Wells Fargo.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   December 15, 2006


                                          GS MORTGAGE SECURITIES CORP.



                                          By: /s/ Michelle Gill
                                              --------------------------------
                                              Name:  Michelle Gill
                                              Title: Vice President


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

                                 Exhibit Index

Exhibit Index

Item 601(a) of
Regulation S-K                                 Description                            Paper (P) or Electronic (E)
---------------      --------------------------------------------------------------   ----------------------------
     99.1            Master Servicing and Trust Agreement, dated as of November 1,                    E
                     2006, among GS Mortgage Securities Corp., as depositor,
                     Deutsche Bank as trustee and as a custodian, BNY and U.S.
                     Bank, each as a custodian and Wells Fargo as Master Servicer, securities administrator and as a custodian.
      99.2           Primary Mortgage Insurance Policy, dated as of
                     November 30, 2006, issued in the name of Deutsche
                     Bank, as Trustee on behalf of the Trust.

      99.3           FNBN Step 1 Assignment Agreement, dated as of November 30,                       E
                     2006, among FNBN, GSMC and the Company.

      99.4           FNBN Step 2 Assignment Agreement, dated as of November 30,                       E
                     2006, among the Company, FNBN, Deutsche Bank and Wells Fargo.

      99.5           Avelo Step 1 Assignment Agreement, dated as of November 30,                      E
                     2006, among Avelo, GSMC and the Company.

      99.6           Avelo Step 2 Assignment Agreement, dated as of November 30,                      E
                     2006, among the Company, Avelo, Deutsche Bank and Wells Fargo.

      99.7           GreenPoint  Step 1 Assignment  Agreement,  dated as of November                  E
                     30, 2006, among GreenPoint, GSMC and the Company.

      99.8           GreenPoint  Step 2 Assignment  Agreement,  dated as of November                  E
                     30, 2006,  among the  Company,  GreenPoint,  Deutsche  Bank and
                     Wells Fargo.

      99.9           Wells Fargo Step 1 Assignment  Agreement,  dated as of November                  E
                     30, 2006, among Wells Fargo, GSMC and the Company.

     99.10           Wells Fargo Step 2 Assignment Agreement, dated as of November                    E
                     30, 2006, among the Company, Wells Fargo, Deutsche Bank and
                     Wells Fargo.